SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

COLONIAL PROPERTIES TRUST
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
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2)  Aggregate number of securities to which transaction applies:
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[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which
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      schedule and the date of its filing.
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ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL COLONIAL PROPERTIES TRUST
SHAREHOLDER MEETING INFORMATION — YOUR VOTE COUNTS!

2010 Colonial Properties Trust Shareholder Meeting Notice	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
Colonial Properties Trust Annual Shareholder Meeting to be Held on April 28, 2010

You are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to obtain proxy materials and voting instructions. The items to be voted on and the location of the annual meeting are on the reverse side.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2009 Annual Report to Shareholders are available at:

www.envisionreports.com/clp

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/clp to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Paper or E-mail Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 16, 2010 to facilitate timely delivery.

C O Y

2010 Colonial Properties Trust Shareholder Meeting Notice

Colonial Properties Trust Annual Meeting of Shareholders will be held on April 28, 2010 at Colonial Brookwood 1st Floor Conference Center, 569 Brookwood Village, Suite 131, Homewood, AL 35209 at 10:30 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations.

The Board of Trustees recommends that you vote FOR the following proposals:
1.	To elect the following Trustees to serve for a one-year term expiring in 2011:
	01.	Carl F. Bailey	02.	M. Miller Gorrie	03. William M. Johnson
	04.	Glade M. Knight	05.	James K. Lowder	06. Thomas H. Lowder
	07.	Herbert A. Meisler	08.	Claude B. Nielsen	09. Harold W. Ripps
	10.	John W. Spiegel

2.	To ratify the appointment of Deloitte & Touche LLP, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. This is not a proxy or ballot. To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.

Directions to the meeting:

From the airport: take Interstate 59 South to Interstate 65 South to Lakeshore Drive Exit #255, turn Left, 3 miles on the Right.

From Atlanta-Gadsden: take 459 South, Exit #19 onto HWY 280 West, 3 miles to Exit Hwy 149 Homewood-Mountain Brook, turn Left, Office Building on the Left.

From Downtown: take 20th Street to Homewood (past Vulcan) to Hwy 280 East, Exit Hwy 149, Homewood-Mountain Brook, Turn Left, Office Building on the Left.

From Montgomery: take Interstate 65 North, Exit #255 Lakeshore Drive turn Right, 3 miles on the Right.

From UAB: take Interstate 65 South to Lakeshore Drive Exit #255, turn Left, 3 miles on the Right.

From Hwy 31: Travel through the city of Homewood, take the second Hwy 149 Exit (Hwy149 South), Office Building located 1/4 mile on the Right.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.envisionreports.com/clp. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current proxy materials and submit your preference for email or paper delivery of future shareholder meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future shareholder meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Colonial Properties Trust” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future shareholder meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2010.